[THE AMERICAN FUNDS GROUP(R)]

FUNDAMENTAL INVESTORS

SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED JUNE 30, 1998

[cover: coat/hat rack with one brown hat hung.]

FUNDAMENTAL INVESTORS(SM) SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME PRIMARILY THROUGH INVESTMENTS IN COMMON STOCKS.


FUNDAMENTAL INVESTORS IS ONE OF THE 28 MUTUAL FUNDS IN THE AMERICAN FUNDS GROUP(R), MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY. SINCE 1931, CAPITAL HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

RESULTS AT A GLANCE                   six months          twelve months       ten years
 Total return through 6/30/98

with all distributions reinvested
Fundamental Investors                   +12.8%              +22.4%              +382.1%
Standard & Poor's 500 Composite Index   +17.7               +30.1               +446.8
Average Savings Institution*             +2.1                +4.2              +  61.6




 *With interest compounded. Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, which reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured, and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth.


Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1998, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

               Total return      Average annual
                                 compound return

10 years       +354.45%          +16.35%
Five years     +138.54           +18.99
One year       +15.38             -




Sales charges are lower for accounts of $50,000 or more. The fund's 30-day yield as of July 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 1.35%.


THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. KEEP IN MIND THAT THE FUND MAY ALSO INVEST IN INTERNATIONAL SECURITIES, WHICH CAN BE MORE VOLATILE SINCE THEIR PRICES ARE INFLUENCED BY CURRENCY FLUCTUATIONS AS WELL AS TYPICAL ECONOMIC AND BUSINESS FACTORS.


FELLOW SHAREHOLDERS:

For the first half of 1998, an investment in Fundamental Investors increased a strong 12.8% (with reinvestment of dividends and capital gains). The fund's peers, represented by the Lipper Growth & Income Fund Index (30 of the largest U.S. growth-and-income funds), returned 11.6%.


Despite higher stock prices and annual capital gain distributions, the fund has been able to maintain a consistent 10-cent-per-quarter dividend for more than 15 years. Fundamental Investors' income return of 0.74% for the six-month period (1.48% annualized) was achieved with a 10-cent dividend paid in both February and May. A long-term capital gain distribution of 11 cents per share was paid in February.


We continue to operate in an unusual economic environment. Despite a robust economy on the home front - rising employment, almost nonexistent inflation, low interest rates, strong home sales and high corporate earnings - we do not live in an American vacuum. Asian troubles continue to influence the fates of many domestic companies. A steep decline in global commodity prices along with surging debt and interest rates in Russia and Latin America add further uncertainty to companies doing business worldwide.


The result? Nervous investors sought shelter in the largest stocks, counting on them to provide a port in the storm with reliable escape routes. The numbers tell the story. On the surface, we see that the unmanaged Standard & Poor's 500 Composite Index returned 17.7% for the first six months of 1998. However, if you look deeper at the stocks comprising the index, you see that the 50 largest capitalization stocks, as of June 30, powered the rise with an average 28% return. The remaining 450 rose an average of only 10% (less than Fundamental Investors' 12.8% return for the period).


Our tradition has been to avoid the largest capitalization stocks and concentrate on somewhat smaller companies in search of undiscovered value. That approach has paid off over the years and continued to pay off this period, especially in the fund's 10 largest holdings. Representing almost 20% of the fund's portfolio, these stocks had returns that ranged from +19.6% (General Re) to +67.8% (Warner-Lambert). The list includes businesses somewhat insulated from the Asian situation: entertainment and media companies - Time Warner (+37.8%), Tele-Communications, TCI Group (+37.6%) and News Corp. (+43.3%); a financial services company - Marsh & McLennan (+21.6%); and companies with promising pharmaceutical products - Pfizer (+45.8%), Warner-Lambert and Monsanto (+33.0%).

LARGEST EQUITY HOLDINGS

As of 6/30/98                                       Percent of         Percent
                                                     net assets         change*

Time Warner                                         2.8%               +37.8%
Texas Instruments                                   2.2                +29.6
Monsanto                                            2.2                +33.0
Tele-Communications,                                2.0                +37.6
TCI Group
Warner-Lambert                                      1.7                +67.8
News Corp.                                          1.6                +43.3
General Re                                          1.5                +19.6
Pfizer                                              1.3                +45.8
Marsh & McLennan                                    1.2                +21.6
McDonald's                                          1.2                +44.5



*Reflects the increase in market price for the six months ended June 30, 1998.

Fundamental Investors, like the other funds in The American Funds Group, is managed in a unique way. Three portfolio counselors each manage a piece of the portfolio as if it were a separate fund, while another segment is managed jointly by the research analysts who seek out investment ideas for the fund. Unlike their peers at most other mutual funds, our analysts actually invest in the ideas they've researched and recommended. During the first half of 1998, their segment of the portfolio was especially successful, with investments in all of the fund's 10 highest-returning stocks. These included companies such as credit card issuer Capital One Financial (+129.2%); cellular phone manufacturer Nokia (+107.3%); and airline reservation system provider Galileo International (+63.1%).


The fund's least successful holdings this period included the hard-hit oil and energy-service businesses. Reduced Asian demand for oil contributed to lower prices and less incentive to drill. In particular, Imperial Oil (-18.2%), Schlumberger (-15.1%) and Halliburton (-14.2%) were affected. Chemical companies BOC Group (-18.8%) and Witco (-28.3%) were also at the bottom of the list this period.


Mergers and acquisitions were announced for many of the fund's large holdings in the first half of '98: Monsanto plans to merge with American Home Products; General Re agreed to be acquired by Berkshire Hathaway; and Chrysler (+34.4% since purchased by the fund in March) by Germany's Daimler-Benz. AT&T's return (-6.7%) reflected investor concern that AT&T may have paid too much for its acquisition of TCI Group. From our perspective, however, given the importance of cable television, we believe this will prove to be an advantageous partnership.


Though short-term uncertainties concern us, we stay focused on providing you with a good return on your investment dollars while trying to limit risk. As we go forward, our search continues for undiscovered investment opportunities, laying the groundwork for the long-term returns you seek. We appreciate your support.


Sincerely,

/S/ JAMES F. ROTHENBERG


James F. Rothenberg
Chairman of the Board


/S/ JAMES E. DRASDO


James E. Drasdo
President


August 14, 1998



[The American Funds Group(R)]

FUNDAMENTAL INVESTORS, INC.
INVESTMENT PORTFOLIO - June 30, 1998 - Unaudited


                                                                         Percent
                                                                          Of Net
Largest Industry Holdings                                                 Assets

Broadcasting & Publishing                                                  8.72%
Energy Sources & Equipment                                                  6.93
Health & Personal Care                                                      6.75
Telecommunications                                                          5.70
Insurance                                                                   5.25


FUNDAMENTAL INVESTORS, INC.
INVESTMENT PORTFOLIO - June 30, 1998 - Unaudited

                                                                                 Shares or       Market    Percent
EQUITY SECURITIES                                                                Principal        Value     of Net
(Common and Preferred Stocks and                                                    Amount        (000)     Assets
 Convertible Debentures)
----------------------------------------------------                             ---------    ---------  ---------
Broadcasting & Publishing- 8.72%
Time Warner Inc.                                                                  4,022,000      343,630      2.78
Tele-Communications, Inc., Series A,  TCI Group (1)                               6,300,000      242,156      1.96
News Corp. Ltd. (ADR) (Australia)                                                 3,150,000      101,194
News Corp. Ltd., preferred shares (ADR)                                           3,200,000       90,400      1.55
Viacom Inc., Class B (1)                                                          1,130,000       65,822
Viacom Inc., Class A  (1)                                                           575,600       33,673       .81
Dow Jones & Co., Inc.                                                             1,500,000       83,625       .68
Comcast Corp., Class A, special stock                                             1,310,784       53,210       .43
E.W. Scripps Co., Class A                                                           700,000       38,369       .31
Tele-Communications, Inc., Series A, Liberty Media Group (1)                        564,756       21,919       .18
MediaOne Group Inc. convertible preferred Series D                                   27,000        2,428       .02
Energy Sources & Equipment- 6.93%
Suncor Energy Inc. (Canada)                                                       3,890,000      132,448      1.07
Western Atlas Inc. (1)                                                            1,557,900      132,227      1.07
Murphy Oil Corp.                                                                  1,535,000       77,805       .63
Atlantic Richfield Co.                                                              700,000       54,688       .44
Unocal Corp.                                                                        700,000       25,025
Unocal Capital Trust, convertible preferred                                         450,000       24,244       .40
Phillips Petroleum Co.                                                            1,000,000       48,188       .39
Texaco Inc.                                                                         800,000       47,750       .39
Royal Dutch Petroleum Co. (New York Registered Shares) (Netherlands)                751,600       41,197
"Shell" Transport and Trading Co., PLC (New York Registered Shares)
 (United Kingdom)                                                                   150,000        6,356       .38
Schlumberger Ltd. (Netherlands Antilles)                                            688,300       47,019       .38
Shell Canada Ltd., Class A (Canada)                                               2,649,900       46,556       .38
Imperial Oil Ltd. (Canada)                                                        2,661,900       46,417       .38
Elf Aquitaine (ADR) (France)                                                        500,000       35,500       .29
TOTAL, Class B (ADR) (France)                                                       407,013       26,608       .22
Mobil Corp.                                                                         300,000       22,988       .19
Halliburton Co.                                                                     386,800       17,237       .14
Diamond Offshore Drilling, Inc.                                                     390,000       15,600       .13
Loews Corp. 3.125% convertible debentures 2007                                   $7,500,000        6,787       .05
Health & Personal Care- 6.76%
Warner-Lambert Co.                                                                3,064,700      212,614      1.72
Pfizer Inc                                                                        1,500,000      163,031      1.32
AB Astra, Class A (ADR) (Sweden)                                                  6,983,333      143,158      1.16
Zeneca Group PLC (United Kingdom)                                                 2,000,000       85,894       .71
Pharmacia & Upjohn, Inc.                                                          1,400,000       64,575       .52
Amgen Inc. (1)                                                                      700,000       45,762       .37
Eli Lilly and Co.                                                                   600,000       39,638       .32
Boston Scientific Corp. (1)                                                         350,000       25,069       .20
Johnson & Johnson                                                                   240,000       17,700       .14
Bristol-Myers Squibb Co.                                                            125,000       14,367       .12
Merck & Co., Inc.                                                                    86,900       11,623       .09
Dura Pharmaceuticals, Inc. 3.50% convertible debentures 2002                    $12,500,000       10,375       .09
Telecommunications- 5.70%
U S WEST Communications Group                                                     3,000,000      141,000      1.14
AT&T Corp.                                                                        2,150,000      122,819      1.00
Sprint Corp.                                                                      1,400,000       98,700       .80
Frontier Corp.                                                                    3,100,000       97,650       .79
British Telecommunications PLC (United Kingdom)                                   5,300,000       66,463       .54
MCI Communications Corp.                                                            900,000       52,312       .42
Bell Atlantic Corp.                                                               1,000,000       45,625       .37
Tele-Communications, Inc., Series A, TCI Ventures Group (1)                       2,100,000       42,131       .34
Ameritech Corp.                                                                     819,200       36,762       .30
Insurance- 5.25%
General Re Corp.                                                                    725,000      183,788      1.49
Marsh & McLennan Companies, Inc.                                                  2,550,000      154,116      1.25
American International Group, Inc.                                                  831,025      121,330       .98
Lincoln National Corp.                                                              900,000       82,237       .67
Aetna Inc.                                                                          450,000       34,256
Aetna Inc., Class C, 6.25% convertible preferred                                    200,000       15,025       .40
20th Century Industries                                                           1,600,000       45,900       .37
PMI Group, Inc.                                                                     160,000       11,740       .09
Electronic Components- 4.97%
Texas Instruments Inc.                                                            4,718,256      275,133      2.23
Intel Corp.                                                                       1,500,000      111,188       .90
Motorola, Inc.                                                                    1,300,000       68,331       .56
Corning Inc.                                                                      1,500,000       52,125       .42
Bay Networks, Inc. (1)                                                            1,022,400       32,972       .27
AMP Inc.                                                                            800,000       27,500       .22
Micron Technology, Inc. (1)                                                       1,000,000       24,813       .20
SCI Systems, Inc. (1)                                                               400,000       15,050       .12
Western Digital Corp, 0% convertible debentures 2018 (2)                        $22,500,000        5,991       .05
Business & Public Services- 4.73%
FDX Corp. (1)                                                                     1,300,000       81,575       .66
Shared Medical Systems Corp.                                                      1,030,000       75,641       .61
Reuters Group PLC (ADR) (United Kingdom)                                          1,000,000       68,500       .56
Columbia/HCA Healthcare Corp.                                                     2,011,300       58,579       .47
WMX Technologies, Inc.                                                            1,600,000       56,000       .45
Avery Dennison Corp.                                                              1,000,000       53,750       .44
Electronic Data Systems Corp.                                                     1,300,000       52,000       .42
Cendant Corp. 7.50%  convertible preferred                                          817,100       30,590
Cenant Corp. 3.00% convertible debentures 2002 (2)                               $7,900,000        7,683       .31
Ecolab Inc.                                                                         600,000       18,600       .15
Budget Group, Inc. 6.25% convertible preferred 2005 (1,2)                           300,000       17,475       .14
First Data Corp.                                                                    500,000       16,656       .13
FIRST HEALTH Group Corp. (1)                                                        500,000       14,250       .12
USA Waste Services, Inc., 4.00% convertible debentures
 2002                                                                           $11,000,000       13,489       .11
Deluxe Corp.                                                                        280,000       10,027       .08
IKON Office Solutions, Inc.                                                         650,000        9,466       .08
Chemicals- 4.15%
Monsanto Co.                                                                      4,785,000      267,362      2.17
Dow Chemical Co.                                                                  1,125,000      108,773       .88
Air Products and Chemicals, Inc.                                                  1,550,000       62,000       .50
Imperial Chemical Industries PLC (ADR) (United Kingdom)                             500,000       32,250       .26
Praxair, Inc.                                                                       394,700       18,477       .15
Witco Corp.                                                                         500,000       14,625       .12
BOC Group PLC (United Kingdom)                                                      600,000        8,180       .07
Merchandising- 3.87%
Nordstrom, Inc.                                                                   1,200,000       92,700       .75
May Department Stores Co.                                                         1,300,000       85,150       .69
Limited Inc.                                                                      2,225,000       73,703       .60
Mercantile Stores Co., Inc.                                                         800,000       63,150       .51
American Stores Co.                                                               2,417,000       58,461       .47
Venator Group Inc. (1) (formerly Woolworth Corp.)                                 1,839,600       35,183       .29
J.C. Penney Co., Inc.                                                               333,300       24,102       .20
Lowe's Companies, Inc.                                                              480,000       19,470       .16
Cardinal Health, Inc., Class A                                                      200,000       18,750       .15
Thorn PLC (United Kingdom)                                                        1,600,001        6,679       .05
Banking- 3.43%
First Union Corp. (formerly CoreStates Financial Corp.)                           1,554,504       90,550       .73
Mellon Bank Corp.                                                                   800,000       55,700       .45
Marshall & Ilsley Corp.                                                           1,026,500       52,416       .43
PNC Bank Corp.                                                                      971,100       52,257       .42
KeyCorp                                                                           1,200,000       42,750       .35
Norwest Corp.                                                                       900,000       33,638       .27
J.P. Morgan & Co. Inc.                                                              250,000       29,281       .24
Toronto-Dominion Bank (Canada)                                                      500,000       22,642       .18
Wells Fargo & Co.                                                                    50,000       18,450       .15
Chase Manhattan Corp.                                                               180,000       13,590       .11
Banc One Corp.                                                                      209,000       11,665       .10
Utilities: Electric & Gas- 3.30%
Enron Corp.                                                                       1,357,400       73,384       .60
Baltimore Gas and Electric Co.                                                    2,000,000       62,125       .50
Western Resources, Inc.                                                           1,599,900       62,096       .50
MarketSpan Corp.                                                                  1,584,000       47,421       .38
DTE Energy Co.                                                                    1,050,000       42,394       .35
Williams Companies, Inc.                                                          1,000,000       33,750       .27
Southern Co.                                                                      1,000,000       27,688       .22
Duke Energy Corp.                                                                   325,000       19,256       .16
Eastern Utilities Associates                                                        640,000       16,800       .14
Florida Progress Corp.                                                              300,000       12,338       .10
Texas Energy Industries, Inc.                                                       120,800        5,028       .04
Entergy Corp.                                                                       150,000        4,312       .04
Leisure & Tourism- 2.91%
McDonald's Corp.                                                                  2,148,100      148,219      1.20
Walt Disney Co.                                                                   1,085,153      114,009       .93
Hilton Hotels Corp.                                                               2,000,000       57,000       .46
Galileo International, Inc.                                                         872,900       39,335       .32
Data Processing & Reproduction- 2.50%
International Business Machines Corp.                                               700,000       80,369       .65
Microsoft Corp. (1)                                                                 500,000       54,187       .44
Hewlett-Packard Co.                                                                 900,000       53,887       .43
Oracle Corp. (1)                                                                  2,000,000       49,125       .40
Data General Corp. (1)                                                            1,800,000       26,888       .22
Lexmark International Group, Inc., Class A (1)                                      340,000       20,740       .17
Computer Associates International, Inc.                                             240,000       13,335       .11
Silicon Graphics, Inc. (1)                                                          885,500       10,737       .08
Machinery & Engineering- 2.30%
Caterpillar Inc.                                                                  2,000,000      105,750       .86
Deere & Co.                                                                       1,400,000       74,025       .60
Parker Hannifin Corp.                                                             1,650,000       62,906       .51
Cummins Engine Co., Inc. (2)                                                        500,000       25,625       .21
UNOVA Inc. (1)                                                                      700,000       15,050       .12
Financial Services- 2.18%
Capital One Financial Corp.                                                         750,000       93,141       .75
Freddie Mac                                                                       1,650,000       77,653       .63
Household International, Inc.                                                     1,200,000       59,700       .48
Fannie Mae                                                                          600,000       36,450       .30
Shohkoh Fund & Co., Ltd. (Japan)                                                     10,600        2,617       .02
Aerospace & Military Technology- 2.13%
Raytheon Co., Class B                                                               662,500       39,170
Raytheon Co., Class A                                                               670,232       38,622       .63
Boeing Co.                                                                        1,241,340       55,317       .45
Northrop Grumman Corp.                                                              500,000       51,563       .42
General Motors Corp., Class H                                                     1,050,000       49,481       .40
Sundstrand Corp.                                                                    500,000       28,625       .23
Forest Products & Paper- 2.05%
Union Camp Corp.                                                                  1,100,000       54,588       .44
International Paper Co.                                                           1,100,000       47,300       .38
Weyerhaeuser Co.                                                                  1,000,000       46,187       .37
Georgia-Pacific Corp.                                                               400,000       23,575
Georgia-Pacific Corp., Timber Group                                                 400,000        9,225       .27
Fort James Corp.                                                                    600,000       26,700       .22
Chesapeake Energy Corp.                                                             559,100       21,770       .18
Bowater Inc.                                                                        350,000       16,538       .13
Deltic Timber Corp.                                                                 297,300        7,451       .06
Transportation: Airlines- 1.87%
Delta Air Lines, Inc.                                                             1,140,000      147,345      1.20
AMR Corp. (1)                                                                     1,000,000       83,250       .67
Automobiles- 1.75%
Chrysler Corp.                                                                    2,000,000      112,750       .92
General Motors Corp.                                                                850,000       56,791       .46
Nissan Motor Co., Ltd. (Japan)                                                    9,000,000       28,479       .23
Ford Motor Co.                                                                      295,000       17,405       .14
Industrial Components- 1.70%
Rockwell International Corp.                                                      2,485,000      119,435       .97
Dana Corp.                                                                        1,100,000       58,850       .48
Genuine Parts Co.                                                                   525,000       18,145       .15
Goodyear Tire & Rubber Co.                                                          200,000       12,888       .10
Appliances & Household Durables- 1.33%
Newell Co.                                                                        1,806,700       89,996
Newell Co. 5.25%  convertible preferred 2027 (1)                                    254,000       14,732       .85
Philips Electronics NV (New York Registered Shares) (Netherlands)                   700,000       59,500       .48
Beverages & Tobacco- 1.18%
Seagram Co. Ltd. (Canada)                                                         3,000,000      122,813      1.00
PepsiCo, Inc.                                                                       550,000       22,653       .18
Multi-Industry- 1.17%
AlliedSignal Inc.                                                                 2,000,000       88,750       .72
Textron Inc.                                                                        777,000       55,701       .45
Metals: Nonferrous- 0.84%
Aluminum Co. of America                                                             900,000       59,344       .48
Phelps Dodge Corp.                                                                  600,000       34,312       .28
Cyprus Amax Minerals Co., convertible preferred,
 Series A                                                                           230,000       10,293       .08
Electrical & Electronics- 0.84%
Siemens AG (Germany)                                                             1,200,000        73,271       .59
Nokia Corp., Class A (ADR)                                                         420,000        30,476       .25
Food & Household Products- 0.83%
Unilever NV (New York Registered Shares)  (Netherlands)                             738,100       58,264       .47
Archer Daniels Midland Co.                                                        2,310,000       44,756       .36
Electronic Instruments- 0.72%
Perkin-Elmer Corp.                                                                1,228,800       76,416       .62
Tektronix, Inc.                                                                     359,000       12,700       .10
Recreation & Other Consumer Products- 0.65%
Eastman Kodak Co.                                                                   900,000       65,756       .53
Nintendo Co., Ltd. (Japan)                                                          160,000       14,888       .12
Textiles & Apparel - 0.62%
NIKE, Inc. Class B                                                                1,200,000       58,425       .47
Fruit of the Loom, Inc. (1)                                                         280,000        9,292       .08
Nine West Group Inc. (1)                                                            300,000        8,044       .07
Real Estate - 0.57%
Meditrust                                                                         1,450,000       40,509       .33
AMB Property Corp.                                                                  720,000       17,640       .14
CCA Prison Realty Trust                                                             400,000       12,250       .10
Metals: Steel- 0.53%
Allegheny Teledyne Inc.                                                           2,850,000       65,194       .53
Miscellaneous Materials & Commodities- 0.18%
Potash Corp. of Saskatchewan Inc. (Canada)                                          300,000       22,669       .18
Transportation: Rail & Road- 0.10%
Union Pacific Corp. 6.25% convertible preferred 2028 (2)                            260,000       12,155       .10
Wholesale & International Trade- 0.03%
Tech Data Corp.(1)                                                                   75,000        3,216       .03
Miscellaneous- 3.69%
Other equity securities in initial period
 of acquisition                                                                                  454,940      3.69
                                                                                               ---------    -------
TOTAL EQUITY SECURITIES (cost: $8,005,267,000)                                                11,163,809     90.48
                                                                                               ---------   -------



                                                                                PRINCIPAL
                                                                                   AMOUNT
Bonds & Notes                                                                       (OOO)
--------------------------------------------------------                         ---------    --------- ---------
Industrials - 1.25%
Adelphia Communications Corp.
   10.50% 2004                                                                   $  25,000        27,313
   9.875% 2007                                                                      10,000        10,825       .39
   9.25% 2002                                                                       10,000        10,350
Ziff-Davis Inc. 8.50% 2008                                                          35,000        35,350       .29
Falcon Holding Group, L.P. 8.375% 2010 (2)                                          20,000        19,800       .16
Fox Family Worldwide, Inc. 9.25% 2007 (formerly Fox Kids Worldwide)                 17,500        17,587       .14
Cablevision Systems Corp. 9.875% 2013                                               14,000        15,470       .13
Fox/Liberty Networks, LLC 8.875% 2007                                               10,000        10,200       .08
Time Warner Inc. 10.15% 2012                                                         6,000         7,660       .06
Transportation- 0.12%
Delta Air Lines, Inc., Series 1993-A2, 10.50% 2016 (3)                              11,500        14,745       .12
U.S. Treasury Obligations- 2.54%
   6.125% 2027                                                                     292,000       312,896      2.54
                                                                                                 -------    ------
TOTAL BONDS & NOTES (cost: $466,333,000)                                                         482,196      3.91
                                                                                                 -------    ------
Short-Term Securities
----------------------------------------------------
CORPORATE SHORT-TERM NOTES-5.54%
Procter & Gamble Co. 5.47%-5.50% due 7/30-8/7/98                                 $  78,600        78,185       .63
Xerox Corp. 5.48%-5.49% due 7/8-8/10/98                                             74,200        73,880       .60
Lucent Technologies Inc. 5.48%-5.50% due 8/3-8/14/98                                74,300        73,847       .60
American Express Credit Corp. 5.50%-5.52% due 7/9-8/12/98                           68,300        67,976       .55
General Electric Capital Corp. 5.52%-6.25% due 7/1-7/20/98                          61,200        61,113       .50
Ford Motor Credit Co. 5.49%-5.52% due 7/10-8/18/98                                  61,200        60,959       .49
E.I. du Pont de Nemours and Co. 5.48%-5.50% due 7/13-7/15/98                        57,800        57,680       .47
Bell Atlantic Financial Services, Inc. 5.50% due 7/16/98                            50,000        49,878       .40
Atlantic Richfield Co. 5.52% due 8/7-8/11/98 (2)                                    47,300        47,003       .38
General Motors Acceptance Corp. 5.52% due 7/9/98                                    40,000        39,945       .32
Duke Energy Corp. 5.48% due 7/6-8/27/98                                             36,900        36,721       .30
IBM Credit Corp. 5.48%-5.52% due 7/21-7/24/98                                       36,000        35,873       .29
                                                                                                  ------    ------
TOTAL SHORT-TERM SECURITIES (cost: $683,064,000)                                                 683,060      5.53
                                                                                                  ------    ------
TOTAL INVESTMENT SECURITIES (cost: $9,154,664,000)                                            12,329,065     99.92
Excess of cash and receivables over payables                                                       9,804       .08
                                                                                              ---------  ---------
NET ASSETS                                                                                   $12,338,869   100.00%
                                                                                               =========  ========


/1/ Non-income-producing securities.
/2/ Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
/3/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.


See Notes to Financial Statements



FUNDAMENTAL INVESTORS, INC.
INVESTMENT PORTFOLIO - June 30, 1998 - Unaudited

EQUITY SECURITIES APPEARING IN
THE PORTFOLIO SINCE DECEMBER 31, 1997

AMB Property
Amgen
Bay Networks
Boston Scientifcic
British Telecommunications
Budget Group
Cardinal Health
CCA Prison Realty Trust
Chesapeake Energy
Chrysler
Corning
Electronic Data Systems
Enron
Frontier
Hewlett-Packard
Imperial Oil
MarketSpan
Meditrust
Microsoft
Motorola
Nissan Motor
Norstrom
Northrop Grumman
Perkin-Elmer
Praxair
Reuters Group

SCI Sysstems
Tech Data
Thorn
UNOVA
Western Digital
Williams Companies
Waste Management
Wells Fargo


EQUITY SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE DECEMBER 31, 1997

AirTouch Communications
Albertson's
Bestfoods
British Petroleum
Ceridian
Chevron
Digital Equipment
Dupont
Edison
Engelhard
Enterprise Oil
First Chicago NBD
France Telecom
General Mills
Hoechst
Honda Motor
Humana
Intimate Brands
Kellogg
Loewen Group
Lucent Technologies
Mallinckrodt
McCormick
New Holland
Nichiei
Rayonier
Sony
Tenneco
Whitman

Fundamental Investors, Inc.
Financial Statements                                                   Unaudited
Statement of Assets and Liabilities                    (dollars in    thousands)
at June 30, 1998
--------------------------------                         ---------     ---------
Assets:
Investment securities at market
 (cost: $9,154,664)                                                  $12,329,065
Cash                                                                       3,923
Receivables for-
 Sales of investments                                     $ 69,350
 Sales of fund's shares                                     14,286
 Dividends and accrued interest                             20,177       103,813
                                                         ---------     ---------
                                                                      12,436,801
Liabilities:
Payables for-
 Purchases of investments                                   84,801
 Repurchases of fund's shares                                7,813
 Management services                                         2,824
 Other expenses                                              2,494        97,932
                                                         ---------     ---------
Net Assets at June 30, 1998-
 Equivalent to $30.59 per share on
 403,327,783 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-500,000,000 shares)                                   $12,338,869
                                                                       =========
Statement of Operations                                                Unaudited
for the six months ended June 30, 1998                 (dollars in    thousands)
                                                         ---------     ---------
Investment Income:
Income:
 Dividends                                                $ 91,117
 Interest                                                   27,567     $ 118,684
                                                         ---------
Expenses:
 Management services fee                                    16,758
 Distribution expenses                                      13,902
 Transfer agent fee                                          4,198
 Reports to shareholders                                       209
 Registration statement and prospectus                       1,016
 Postage, stationery and supplies                            1,623
 Directors' fees                                                70
 Auditing and legal fees                                        48
 Custodian fee                                                 229
 Taxes other than federal income tax                             1
 Other expenses                                                 93        38,147
                                                         ---------     ---------
Net investment income                                                     80,537
                                                                       ---------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                        599,645
Net increase in unrealized
 appreciation on investments:
 Beginning of period                                     2,486,223
 End of period                                           3,174,382
  Net unrealized appreciation                            ---------
   on investments                                                        688,159
 Net realized gain and unrealized                                      ---------
  appreciation on investments                                          1,287,804
Net Increase in Net Assets Resulting                                   ---------
 from Operations                                                      $1,368,341
                                                                       =========
Statement of Changes in Net Assets                   (dollars in *    thousands)
--------------------------------                         ---------     ---------
                                                        Six Months          Year
                                                             ended         ended
                                                         06/30/98*      12/31/97
Operations:                                              ---------     ---------
Net investment income                                   $   80,537  $    138,079
Net realized gain on investments                           599,645       994,082
Net unrealized appreciation
 on investments                                            688,159       905,436
                                                         ---------     ---------
 Net increase in net assets
  resulting from operations                              1,368,341     2,037,597
                                                         ---------     ---------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                       (78,733)    (135,717)
Distributions from net realized
 gain on investments                                       (42,605)  (1,056,767)
                                                         ---------     ---------
 Total dividends and distributions                        (121,338)  (1,192,484)
                                                         ---------     ---------
Capital Share Transactions:
Proceeds from shares sold:
 41,861,242 and 85,048,442
 shares, respectively                                    1,230,659     2,340,020
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 3,867,368 and 41,671,055 shares,
 respectively                                              113,164     1,123,929
Cost of shares repurchased:
 24,311,058 and 36,786,737
 shares, respectively                                     (716,517)  (1,009,875)
 Net increase in net assets resulting                    ---------     ---------
  from capital share transactions                          627,306     2,454,074
                                                         ---------     ---------
Total Increase in Net Assets                             1,874,309     3,299,187

Net Assets:
Beginning of period                                     10,464,560     7,165,373
End of period (including undistributed                   ---------     ---------
 net investment income:  $19,034 and
 $17,230, respectively)                                $12,338,869   $10,464,560
                                                         =========     =========

*Unaudited

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

FUNDAMENTAL INVESTORS UNAUDITED

1. Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:


 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of non-U.S. foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.


 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.


2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.


 As of June 30, 1998 net unrealized appreciation on investments for book and federal income tax purposes aggregated $3,174,401,000, of which $3,334,907,000 related to appreciated securities and $160,506,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended June 30, 1998. Net losses related to non-U.S. currency transactions of $22,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $9,154,664,000 at June 30, 1998.


3. The fee of $16,758,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $800 million of average net assets; 0.336% of such assets in excess of $800 million but not exceeding $1.8 billion; 0.30% of such assets in excess of $1.8 billion but not exceeding $3.0 billion; and 0.276% of such assets in excess of $3.0 billion. The Board of Directors has approved a new Investment Advisory and Service Agreement, effective September 1, 1998, under which the Investment Adviser receives the lower of the current Agreement or the new Agreement which provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of the fund's average net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.27% of such assets in excess of $5 billion but not exceeding $8 billion, 0.258% of such assets in excess of $8 billion but not exceeding $13 billion; and 0.252% of such assets exceeding $13 billion. The latter fee provides for lower fees when net assets exceed $8 billion. Beginning June 1, 1998, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement.


Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for selling and servicing efforts. During the six months ended June 30. 1998, distribution expenses under the Plan were $13,902,000. As of June 30, 1998, accrued and unpaid distribution expenses were $1,945,000.


American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,198,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $4,678,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.


Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of June 30, 1998, aggregate amounts deferred and earnings thereon were $479,000.


CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


4. As of June 30, 1998, accumulated undistributed net realized gain on investments was $599,983,000 and additional paid-in capital was $8,142,142,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $3,221,241,000 and $2,554,777,000, respectively, during the six months ended June 30, 1998.
 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $229,000 includes $9,000 that was paid by these credits rather than in cash.


 Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended June 30, 1998, such non-U.S. taxes were $3,423,000. Net realized currency losses on dividends, interest, and withholding taxes reclaimable were $22,000 for the six months ended June 30, 1998.


PER-SHARE DATA AND RATIOS


                                                       Six Months                   Year    ended December        31
                                                             Ended     ------     ------   ------   ------    ------
                                                        6/30/98(1)        1997       1996     1995     1994     1993
                                                            ------     ------     ------   ------   ------    ------
Net Asset Value, Beginning
 of Period                                                  $27.40     $24.54     $22.29   $17.50   $18.15    $17.52
                                                            ------     ------     ------   ------   ------    ------

Income from Investment
 Operations:
 Net investment income                                         .20        .41        .41      .41      .42       .44
 Net realized and unrealized
  gain (loss) on investments                                  3.30       6.00       4.00     5.46     (.18)     2.65
  Total income from                                         ------     ------     ------   ------   ------    ------
   investment operations                                      3.50       6.41       4.41     5.87      .24      3.09
                                                            ------     ------     ------   ------   ------    ------
Less Distributions:
 Dividends from net investment
  income                                                      (.20)      (.42)      (.40)    (.40)    (.44)    (.43)
 Distributions from net realized
  gains                                                       (.11)     (3.13)     (1.76)    (.68)    (.45)   (2.03)
                                                            ------     ------     ------   ------   ------    ------
   Total distributions                                        (.31)     (3.55)     (2.16)   (1.08)    (.89)   (2.46)
                                                            ------     ------     ------   ------   ------    ------
Net Asset Value, End of Period                               $30.59    $27.40     $24.54   $22.29   $17.50    $18.15
                                                            ======     ======     ======   ======   ======    ======
Total Return(2)                                           12.83%(3)    26.67%     19.99%   34.21%    1.33%    18.16%

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                                            $12,339    $10,465     $7,165   $4,754   $2,611    $1,979
 Ratio of expenses to average
  net assets                                                   .33%       .63%       .66%     .70%     .68%     .65%
 Ratio of net income to
  average net assets                                           .69%      1.54%      1.78%    2.08%    2.45%    2.43%
 Average commissions paid
  per share4                                                  4.25c      4.51c      5.69c     5.95c   6.02c    6.14c
 Portfolio turnover rate                                     23.37%     45.09%     39.07%   25.47%   23.02%   29.22%


(1) Unaudited

(2) Calculated without deducting a sales charge.
The maximum sales charge is 5.75%
of the fund's offering price.

(3) Based on operations for the period shown and, accordingly, not representative of a full year's operations.

(4) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis
(without commissions), such as most
over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S.
commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transaction amount because of the lower per-share
prices of many non-U.S. securities.


Results of Annual Meeting of Shareholders held February 26, 1998

Shares Outstanding on January 5, 1998 (record date)          381,933,198
Shares Voting on February 26, 1998                           240,061,055 (62.9%)





Election of Directors

Director                   Votes For           Percent of      Votes                 Percent of
                                               Shares          Withheld              Shares
                                               Voting for                            Withheld

Guilford C. Babcock        229,514,110         96%            10,546,945            4%
Charles H. Black           229,493,290         96%            10,567,765            4%
James E. Drasdo            229,524,117         96%            10,536,938            4%
Robert A. Fox              229,522,953         96%            10,538,102            4%
Roberta L. Hazard          229,556,121         96%            10,504,934            4%
Leonade D. Jones           229,495,305         96%            10,565,750            4%
John G. McDonald           229,475,204         96%            10,585,851            4%
Gail L. Neale              229,501,824         96%            10,559,231            4%
James W. Ratzlaff          229,507,455         96%            10,553,600            4%
Henry E. Riggs             229,513,299         96%            10,347,756            4%
James F. Rothenberg        229,521,497         96%            10,539,558            4%
Patricia K. Woolf          229,482,434         96%            10,578,621            4%


RATIFICATION OF AUDITORS

Director                   Votes For         Percent of       Votes Against      Percent of         Abstentions    Percent
                                             Shares Voting                       Shares Voting                     of Shares
                                             For                                 Against                           Abstaining

Deloitte & Touche LLP      231,345,622       96%              1,547,431          1%                 7,167,989      3%


Fundamental Investors' board of directors welcomes Guilford C. Babcock, Charles
H. Black, James E. Drasdo, Robert A. Fox, Roberta L. Hazard, Leonade D. Jones, John G. McDonald, Gail L. Neale, James W. Ratzlaff, Henry E. Riggs, James F. Rothenberg and Patricia K. Woolf as Directors of the fund. They were elected at the February shareholders meeting.


We also wish to thank Martin Fenton, Jr., Herbert Hoover III, Kirk P. Pendleton, R. Michael Shanahan and Walter P. Stern for their past service to the fund. They did not stand for reelection as directors of Fundamental Investors, but they will continue to serve as directors for other American Funds as per the realignment of the board clusters described in the proxy material.

OFFICES OF THE FUND

One Market, Steuart Tower
Suite 1800
San Francisco, California 94105-1409


INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443


135 South State College Boulevard
Brea, California 92821-5804


TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205


P.O. Box 659522
San Antonio, Texas 78265-9522


P.O. Box 6007
Indianapolis, Indiana 46206-6007


P.O. Box 2280
Norfolk, Virginia 23501-2280


CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713


COUNSEL
Paul, Hastings, Janofsky & Walker llp
555 South Flower Street
Los Angeles, California 90071-2371


PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462


FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.


This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.
Printed on recycled paper


Litho in USA SG/AL/3979
Lit. No. FI-013-0898
45048/15046